UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  July 13, 2010

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                               000-50884                                                              94-3120386

                  (Commission File Number)                              (IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri                                    63108

       (Address of Principal Executive Offices)                                                       (Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure

On July 13, 2010, Stereotaxis, Inc. issued a press release (the “Press Release”) announcing new capital orders for the second quarter of 2010.  A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.  The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.
99.1	Stereotaxis, Inc. Press Release dated July 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STEREOTAXIS, INC.

Date:   July 14, 2010                                       By:    /s/ Daniel J. Johnston

                                                            Name:  Daniel J. Johnston

                                                            Title:  Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                 Document

99.1                             Stereotaxis, Inc. Press Release dated July 13, 2010.